FRIENDS IVORY FUNDS

  SUPPLEMENT DATED FEBRUARY 11, 2002 TO THE PROSPECTUS DATED NOVEMBER 1, 2001.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.
________________________________________________________________________

At a meeting held on February 8, 2002, the Board of Trustees has concluded that it is in the best interests of shareholders to close and liquidate the Friends Ivory Funds (the "Funds"). As of the date of this supplement, the Funds are closed to purchases by new or existing investors. The Funds intend to cease operations in an orderly manner and distribute their net assets to shareholders. This liquidation of the Funds is expected to be completed on or about March 28, 2002. In addition, during the period of time from the date of this supplement through the liquidation of the Funds, the European Social Awareness Fund will waive any redemption fee, as set forth in the prospectus, that would otherwise be applicable to shareholder redemptions in advance of or in association with the Fund's liquidation.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




FIS-SU-003-0100